UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K / A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 18, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                      SAFE TECHNOLOGIES INTERNATIONAL INC.
                    (Formerly Safe Aid Products Incorporated)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      000-17746               22-2824492
------------------------------      ---------------      -----------------------
(State or other                    (Commission File      (I.R.S. Employer
jurisdiction of incorporation       Number)               Identification Number)
or organization)
                          249 PERUVIAN AVENUE, SUITE F2
                            PALM BEACH, FLORIDA 33480
                         -------------------------------
                    (Address of principal executive offices)

                                  561-832-2700
                                  ------------
               Registrant's telephone number, including area code.

                                 AMENDMENT NO. 1

The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on December 18, 2001, as set forth in the pages attached hereto:

Item 4. Changes in Registrant's Certifying Accountant

A. The company's accountants, Mr. Thomas Sewell, Sewell and Company, PA, 7705 Davie Road Extension, Hollywood, FL 33024 were dismissed effective December 15, 2000.

B. No adverse opinion, disclaimer of opinion, modification, or qualification was issued by the former accountants in the last two years.

C. The decision to change accountants was approved by the Board of Directors.

D. During the past two fiscal years and until the date of dismissal, there were no material disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

E. The company has retained William Michaelson, CPA, Suite 710, 2655 Palm Beach Lakes Blvd., West Palm Beach, Florida 33401 to serve as the company's accountants effective December 15, 2000.

F. No consultation regarding the company has been conducted with the newly engaged accountants regarding any aspect of the company during the previous two fiscal years of the company.

G. A copy of this notice was sent to Mr. Thomas Sewell, Sewell and Company, PA on December 15, 2000 in compliance with Item 304(a)(1), Regulation S-K Subpart 229.300.


Item 7. Exhibits

     Exhibit No.                   Description
     -----------                   -----------

     16.0                          Change in Certifying Accountants

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Safe Technologies International, Inc.
                                   By: /s/ Michael J. Posner
                                   ---------------------------------------------
                                   Michael J. Posner, President (Registrant)

                                   Date: December 18, 2000
                                    --------------------------------------

                                 Exhibit Index
                                 -------------

     Exhibit No.                   Description
     -----------                   -----------

     16.0                          Change in Certifying Accountants